                                  EXHIBIT 23.1


                          INDEPENDENT AUDITORS CONSENT

       We consent to the incorporation by reference in this registration statement of ACTV, Inc. on Form S-8 of our report dated March 3, 2000, appearing in the Annual Report on Form 10-K of ACTV, Inc. for the year ended December 31, 1999.


/s/ DELOITTE & TOUCHE, LLP
----------------------------
DELOITTE & TOUCHE, LLP
New York, New York

January 19, 2001








                                       10